Exhibit 99.2

EH Holding Corporation

Interim Condensed Consolidated Financial Statements

For the Quarter Ended June 30, 2011

Notice to Readers

The interim condensed consolidated financial statements for the quarter ended June 30, 2011 have been prepared by and are the responsibility of the management of EH Holding Corporation (the “Company”). These interim condensed consolidated financial statements have not been reviewed or audited by the Company’s independent registered public accounting firm, have not been subject to any audit procedures and without supporting notes, are inherently incomplete.

These interim condensed consolidated financial statements of the Company represent a combination of (i) the historical financial position and results of operations of certain entities within EchoStar Corporation (“EchoStar”) that generally represent EchoStar’s satellite service business prior to the Company’s formation in March 2011 (at which time the assets and liabilities presented in these financial statements prior to such formation were contributed by EchoStar to the Company as part of such formation) and (ii) the consolidated financial position and results of operations subsequent to the Company’s formation, which include Hughes Communications, Inc. (“Hughes”) after June 8, 2011 as a result of the Company’s acquisition of Hughes.

TABLE OF CONTENTS

Financial Statements

Condensed Consolidated Balance Sheets –
June 30, 2011 and December 31, 2010 (Unaudited)	1

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
for the Three and Six Months Ended June 30, 2011 and June 30, 2010 (Unaudited)	2

Condensed Consolidated Statements of Cash Flows for the
Six Months Ended June 30, 2011 and 2010 (Unaudited)	3

EH HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share amounts)
(Unaudited)

	As of
	June 30,	December 31,
	2011	2010
Assets
Current Assets:
Cash and cash equivalents	$193,264	$106
Marketable investment securities	237,555	-
Trade accounts receivable, net of allowance for doubtful accounts of $5,387 and $4,725, respectively	182,655	6,505
Trade accounts receivable - DISH Network, net of allowance for doubtful accounts of zero	34,900	32,455
Advances to affiliate, net	15,403	-
Inventory	55,739	-
Deferred tax assets	16,222	4,994
Other current assets	49,421	8,261
Total current assets	785,159	52,321

Noncurrent Assets:
Restricted cash and marketable investment securities	21,712	16,575
Property and equipment, net of accumulated depreciation of $1,153,704 and $1,096,705, respectively	1,788,714	818,087
FCC authorizations	465,658	65,658
Intangible assets, net of amortization of $5,945 and $7, respectively	426,369	11
Goodwill	513,712	-
Marketable and other investment securities	26,804	724
Other noncurrent assets, net	133,550	43,300
Total noncurrent assets	3,376,519	944,355
Total assets	$4,161,678	$996,676

Liabilities and Stockholder's Equity (Deficit)
Current Liabilities:
Trade accounts payable	$110,221	$9,273
Trade accounts payable - DISH Network	6,923	8,703
Deferred revenue and other	63,261	3,403
Accrued interest	12,056	126
Accrued expenses and other	112,162	16,520
Current portion of long-term debt and capital lease obligations	57,910	52,213
Total current liabilities	362,533	90,238

Long-Term Obligations, Net of Current Portion:
Long-term debt and capital lease obligations, net of current portion	2,346,402	359,550
Deferred tax liabilities	333,300	66,021
Other long-term liabilities	16,319	234
Total long-term obligations, net of current portion	2,696,021	425,805
Total liabilities	3,058,554	516,043

Commitments and Contingencies

Stockholder's Equity (Deficit):
Common stock, $.01 par value, 1,000,000 shares authorized, 1,000 shares and
and zero shares issued and outstanding, respectively	-	-
Owner's net investment	-	480,633
Additional paid-in capital	1,223,861	-
Accumulated other comprehensive income (loss)	(1,367)	-
Accumulated earnings (deficit)	(130,205)	-
Total EH Holding Corporation stockholder's equity (deficit)	1,092,289	480,633
Noncontrolling interest	10,835	-
Total stockholder's equity (deficit)	1,103,124	480,633
Total liabilities and stockholder's equity (deficit)	$4,161,678	$996,676

EH HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
(In thousands)
(Unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Revenue:
Services and other revenue	$73,312	$12,025	$88,206	$23,820
Services and other revenue - DISH Network	52,982	53,884	106,028	105,423
Equipment revenue	25,223	225	25,187	518
Total revenue	151,517	66,134	219,421	129,761

Costs and Expenses:
Cost of sales - services and other (exclusive of depreciation shown separately below)	42,830	16,767	59,897	30,305
Cost of sales - equipment (exclusive of depreciation shown separately below)	19,809	236	19,812	352
Selling, general and administrative expenses	17,105	2,777	23,296	5,693
Depreciation and amortization	39,460	23,512	62,928	48,653
Total costs and expenses	119,204	43,292	165,933	85,003

Operating income (loss)	32,313	22,842	53,488	44,758

Other Income (Expense):
Interest income	255	2	285	4
Interest expense, net of amounts capitalized	(13,680)	(6,067)	(17,113)	(15,323)
Hughes acquisition costs	(34,500)	-	(34,500)	-
Other, net	8,968	23	9,367	12
Total other income (expense)	(38,957)	(6,042)	(41,961)	(15,307)

Income (loss) before income taxes	(6,644)	16,800	11,527	29,451
Income tax (provision) benefit, net	(749)	(6,199)	(7,437)	(10,867)
Net income (loss)	(7,393)	10,601	4,090	18,584
Less: Net income (loss) attributable to noncontrolling interest	87	-	87	-
Net income (loss) attributable to EH Holding Corporation common shareholder	$(7,480)	$10,601	$4,003	$18,584

Comprehensive Income (Loss):
Net income	$(7,393)	$10,601	$4,090	$18,584
Foreign currency translation adjustments	(170)	-	(362)	-
Unrealized holding gains (losses) on available-for-sale securities	(7,776)	-	(1,005)	-
Comprehensive income (loss)	(15,339)	10,601	2,723	18,584
Less: Comprehensive income (loss) attributable to noncontrolling interest	87	-	87	-
Comprehensive income (loss) attributable to EH Holding Corporation common shareholder	$(15,426)	$10,601	$2,636	$18,584

EH HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	For the Six Months
	Ended June 30,
	2011	2010
Cash Flows From Operating Activities:
Net income (loss)	$4,090	$18,584
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	62,928	48,653
Equity in losses (earnings) of affiliates	(579)	-
Non-cash, stock-based compensation	104	443
Deferred tax expense (benefit)	8,190	10,867
Other, net	(6,410)	(43)
Change in noncurrent assets	(292)	1,868
Changes in current assets and current liabilities, net	(30,715)	2,352
Net cash flows from operating activities	37,316	82,724

Cash Flows From Investing Activities:
Purchases of marketable investment securities	(120,951)	-
Sales and maturities of marketable investment securities	349,216	-
Purchases of property and equipment	(66,877)	(71,172)
Acquisition of Hughes, net of cash acquired of $84,768	(2,090,165)	-
Change in restricted cash and cash equivalents	52	787
Other, net	(1,837)	-
Net cash flows from investing activities	(1,930,562)	(70,385)

Cash Flows From Financing Activities:
Proceeds from issuance of long-term debt	2,000,000	-
Repayment of long-term debt and capital lease obligations	(24,318)	(36,004)
Deferred debt issuance costs	(55,845)	-
Contributions from (distributions to) parent	166,379	23,665
Other	42	-
Net cash flows from financing activities	2,086,258	(12,339)

Effect of exchange rates on cash and cash equivalents	146	-

Net increase (decrease) in cash and cash equivalents	193,158	-
Cash and cash equivalents, beginning of period	106	-
Cash and cash equivalents, end of period	$193,264	$-

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest (including capitalized interest)	$21,375	$21,191
Capitalized interest	$14,895	$6,838
Cash received for interest	$136	$3
Cash paid to parent for income taxes	$65	$53
Satellites and other assets financed under capital lease obligations	$17,351	$46,959
Reduction of capital lease obligations and associated asset value for AMC-16	$6,616	$34,693
Marketable investment securities contributed in connection
with the Hughes Acquisition, excluding cash and cash equivalents	$442,473	$-